SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
--------------------------------------------------------------------------------
                                   May 6, 1999


                         STATEFED FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                           Delaware 0-22790 42-1410788
--------------------------------------------------------------------------------
               (State or other (Commission File No.) (IRS Employer
                         jurisdiction of Identification
                             incorporation) Number)


                  519 Sixth Avenue, Des Moines, Iowa 50309-2473
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 282-0236
--------------------------------------------------------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On May 6, 1999, the Registrant issued the attached press release.


Item 7.  Financial Statements and Exhibits

         (a)      Exhibits

                  99       Press release, dated May 6, 1999


































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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       STATEFED FINANCIAL CORPORATION




Date:    May 14, 1999                   By: /s/ JOHN F. GOLDEN
         --------------------               ---------------------------------
                                            John F. Golden, President and
                                            Chief Executive Officer




























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


                                                                      EXHIBIT 99



Further Information Contact:                              For Immediate Release
     John F. Golden, President and CEO                           May 6, 1999
     StateFed Financial Corporation
     519 Sixth Avenue
     Des Moines, Iowa  50309
     Phone: (515) 282-0236

                         STATEFED FINANCIAL CORPORATION

                         ANNOUNCES 3RD QUARTER EARNINGS

     Des Moines, Iowa (NASDAQ: "SFFC") ------ StateFed Financial Corporation, the parent comapny for State Federal Savings and Loan Association of Des Moines, today announced financial results for the quarter ended March 31, 1999. For the three month perod ended March 31, 1999, the company reported net income of $276,070 as compared to $267,975 for the same period in 1998, an increase of $8,095. The increase in net earnings was primarily due to an increase in non-interest income of $67,430, offset by an increase in non-interest expense of $22,557, a decrease in net interest income of $23,903, an increase in income tax expense of $9,875, and an increase in provision for loan losses of $3,000.

     For the nine month period ended March 31, 1999, the company reported net income of $753,928 as compared t o$765,456 for the same period in 1998, a decrease of $11,528. The decrease in net earnings was primarily due to an increase in non-interest expense of $105,079, a decrease in net interest income of $72,211, and an increase in provision for loan losses of $9.000, offset by an increase in total non-interest income of $163,387 and a decrease in income tax expense of $11,375.

     The book value of StateFed Financial Corporation increased to $10.55 per share at March 31, 1999. Earnings per share for the third quarter ended March 31, 1999 were 18 cents per share, the earnings per share for the third quarter ended march 31, 1998 were 17 cents per share. For the nine month period ending March 31, 1999 the earnings per share were 49 cents per share as compared to 50 cents per share during the same nine month period in 1998.

                                   Continued

                         STATEFED FINANCIAL CORPORATION
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                        March 31, 1999 and June 30, 1998

          ASSETS                                           (Unaudited)
                                                 March 31, 1999  June 30, 1998
                                                 --------------  -------------
Cash and amounts due from depository
   institutions ............................        $10,827,280     $9,445,404
Investments in certificates of deposit .....           $982,474     $1,478,514
Investment securities ......................         $1,945,404     $2,743,518
Loans receivable, net ......................        $69,768,819    $68,979,770
Real estate acquired for development .......           $236,602       $231,870
Real estate held for investment, net .......         $2,223,501     $2,262,060
Property acquired in settlement of loans ...         $1,175,784     $1,286,452
Office property and equipment, net .........         $1,532,726     $1,564,077
Federal Home Loan Bank stock, at cost ......         $1,147,600       $949,000
Accrued interest receivable ................           $543,249       $542,246
Other assets ...............................           $331,177       $318,654
                                                 --------------  -------------

          TOTAL ASSETS .....................        $90,714,616    $89,801,565
                                                 ==============  =============

          LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Deposits ...................................        $54,752,957    $53,671,860
Advances from Federal Home Loan Bank .......        $18,899,492    $18,964,890
Advances from borrowers for taxes
   and insurance ...........................             $5,224       $340,686
Accrued interest payable ...................            $71,360       $134,251
Dividends payable ..........................           $116,175        $78,295
Income taxes: current and deferred .........           $366,239       $232,019
Other liabilities ..........................           $156,977       $295,278
                                                 --------------  -------------

          TOTAL LIABILITIES ................        $74,368,424    $73,717,279
                                                 --------------  -------------

Stockholders' equity:
Common stock ...............................             $8,905         $8,905
Additional paid-in capital .................         $8,515,705     $8,483,110
Unearned compensation - restricted
   stock awards ............................         $ (288,211)     $(341,270)
Unrealized gain on investments .............            $55,090       $119,928
Treasury stock .............................        $(1,885,621)   $(1,643,697)
Retained earnings - substantially restricted         $9,940,324     $9,457,310
                                                 --------------  -------------

          TOTAL STOCKHOLDERS' EQUITY                $16,346,192    $16,084,286
                                                 --------------  -------------

          TOTAL LIABILITIES AND STOCKHOLDERS'
               EQUITY                               $90,714,616    $89,801,565
                                                 ==============  =============


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

                            SELECTED FINANCIAL DATA
                 StateFed Financial Corporation and Subsidiary
                                   Unaudited

                                 Three Months Ended         Nine Months Ended
                                       March 31                 March 31
                              ------------------------- ------------------------
                                   1999        1998         1999        1998
                              ------------ ------------ ------------ -----------
OPERATIONS DATA

Total interest income........   $1,664,085   $1,714,997   $5,063,071  $5,120,881

Total interest expense.......     $985,204   $1,012,213   $3,027,283  $3,012,882

Net interest income..........     $678,881     $702,784   $2,035,788  $2,107,999

Provision for loan losses....       $9,000       $6,000      $27,000     $18,000

Net interest income after
provision for loan losses....     $669,881     $696,784   $2,008,788  $2,089,999

Non-interest income:
Real estate operations.......     $140,837     $111,246     $426,348    $311,500

Profit on sale of investments      $33,911     $    ---      $40,202    $    ---

Profit on sale of real-estate
  owned......................      $33,075     $    ---      $34,347    $    ---

Other non-interest income....      $23,180      $52,327      $68,618     $94,628

Total non-interest income....     $231,003     $163,573     $569,515    $406,128

Total non-interest expense...     $487,574     $465,017   $1,454,655  $1,349,576

Income before income taxes...     $413,310     $395,340   $1,123,648  $1,146,551

Income tax expense...........     $137,240     $127,365     $369,720    $381,095

Net Income...................     $276,070     $267,975     $753,928    $765,456

Basic earnings per share.....        $0.19        $0.18        $0.51       $0.52

Diluted earnings per share...        $0.18        $0.17        $0.49       $0.50


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